EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of VSUS Technologies Incorporated (the "Company") on Form 10-Q/A for the nine month period ending March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kyle Gotshalk, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 1,2011	By: /s/ Kyle Gotshalk
Kyle Gotshalk
Chief Executive Officer and Principal Accounting Officer